Exhibit 99.1

Agile Therapeutics (AGRX) 39th Annual J.P. Morgan Healthcare Conference January 14, 2021 1

Forward-Looking Statements 2 Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements.” We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding the market availability and uptake of Twirla®, our projected cash position, the expected effects of COVID-19 on our business and the expected structure of our commercialization plan for Twirla are examples of such forward-looking statements. These forward-looking statements are subject to important risks and uncertainties, including, but not limited to, risks related to our ability to maintain regulatory approval of Twirla, the ability of our third party manufacturer, Corium, to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully commercialize and obtain market access for Twirla, the successful development of our sales and marketing capabilities, the accuracy of our estimates of the potential market for Twirla, our ability to achieve our target formulary access goals, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla, our strategy, business plans and focus, the effects of the COVID-19 pandemic on our operations and the operations of third parties we rely on as well as on our potential customer base, unforeseen market factors or events in our clinical, regulatory and manufacturing development plans, and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s periodic reports filed with the SEC.

3 A commercial-stage company dedicated to building a robust Women’s Health Franchise Launched Twirla® (levonorgestrel and ethinyl estradiol) transdermal system, our first FDA-approved product, in December 2020 A new non-daily, non-invasive contraceptive patch Lowest dose of estrogen available in a transdermal option, along with a 120 mcg daily dose of levonorgestrel, a well-known progestin with a long history of use in the category Twirla enters a $4.1B addressable market Weekly Contraceptive Patch $4.1B Addressable Market TWIRLA is indicated as a method of contraception for use in women with a BMI < 30 kg/m2 for whom a combined hormonal contraceptive is appropriate. Consider TWIRLA’s reduced effectiveness in women with a BMI ≥ 25 to < 30 kg/m2 before prescribing TWIRLA. TWIRLA is contraindicated in women with a BMI ≥ 30 kg/m2. Who We Are

4 $5.7 Billion U.S. Contraceptive Market (2019 Estimates) Combined Hormonal Contraception (CHC) Progestin-Only (P-Only) Long-Acting Reversible Contraception (LARC) CHC Pill, Ring, Patch P-only Pill, Injection IUD, Implant $4.1 Billion $300 Million $1.3 Billion CHC Pills + Ring + Patch = $4.1 Billion Potential Addressable Market for Twirla WAC of $159.75 vs Top-16 branded CHC products of approximately $169 avg. per unit or month of contraception U.S. Hormonal Contraceptive Market is a Significant Opportunity P-only Pills category includes emergency contraceptive prescriptions. Not Shown: “All Other” category with <1M TRx Sources: IQVIA NSP through Dec 2018; ACOG FAQs; IMS NPA December 2019 (MAT) and MediSpan Price Rx Select March 2020 Rings (18%) Patches (5%) IUDs (16%) Implants (8%) Injectables (5%) P - Only Pills (1%) CHC Pills (48%)

Agile’s Corporate Strategy: Become a Leader in Women’s Health 5 Short-Term Goal - Establish Agile in the prescription contraceptive market with Twirla, our first FDA-approved product Long-Term Mission - Broaden our women’s health portfolio, including in areas of unmet medical need Establish Agile in Contraceptive Market with Twirla Become Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need

Agile's Women's Health Mission Starts with Contraception

WHY CONTRACEPTION?	Women use contraception for an average of 30 years, and nearly all women use contraception at some point[1,2]
	Nearly half of pregnancies in U.S. women are unintended[3]
WHY DO WOMEN NEED MORE BIRTH CONTROL OPTIONS?	Nearly half of unintended pregnancies are due to inconsistent and/or improper use of contraception[4]
	Women's individual preferences for contraceptive methods vary and change across their lifetimes as their needs change[5]
	Women are more consistent with contraceptive use and stay with a method for longer when using a method of their choosing[4]

1-Hamilton BE, Kirmeyer SE., National Center for Health Statistics. 2017; 2-Daniels K et al, National Center for Health Statistics. 2013
3-Finer LB and Zolna MR, NEJM 2016; 4-Frost JJ and Darroch J., Perspectives on Sexual and Reproductive Health 2008
5-Mansour D, Int J Women's Health 2014

Agile THERAPEUTICS NASDAQ: AGRX
6

30µg/day Ethinyl Estradiol (EE) 120µg/day Levonorgestrel (LNG) Twirla Designed to Fill A Hormonal Birth Control Market Need 7 Less invasive than some methods (vaginal ring, IUDs, injections, implants) “I want to eliminate the forgetfulness but I don’t want to lose that control either.” – Consumer, October 2016 Source: Qualitative consumer market research, Adelphi Research 2016 Pill Regimen: Once-a-day Patch Regimen: Once-a-week NON-DAILY LESS INVASIVE HORMONE PROFILE

Twirla has the Potential for Significant Market Share

Peak TRx Share Estimate Based on Consumer & Physician Market Research and Market Analogs

HCP Market Research (% CHC Market TRx)		
Study Year	Stated Share	Calibrated for Overstatement
2019	20%	14%
2016	23%	14%

Consumers "Extremely Likely" to Ask for Twirla
15%

Average of Analog Brands
9.6%

Twirla™ 5-8%*

* Will continue to analyze market and update market research based on approved labeling

Agile THERAPEUTICS NASDAQ: AGRX

Qualitative and Quantitative HCP and Consumer market research, Adelphi Research 2016
Quantitative HCP market research, MarketVision Research 2019

8

Partnership with Syneos Provides Ability to Launch with an Insight-Driven Innovative Sales Approach 9 19 Virtual Launch Meetings Weekly Sales Team Focus Groups 50,000 Called on HCPs 3,000+ Field Personnel Critical Insights Field teams often brought on too close to launch with very condensed preparation time Traditional call plan approaches and call plan targeting can lead to inefficient territory design The pandemic highlighted that traditional representatives were not effective in virtual interactions and resources were not approved for virtual utilization Key Insights Syneos Capabilities

Partnership with Syneos Provides Ability to Launch with an Insight-Driven Innovative Sales Approach 10 New Recruiting Profile: effective virtual interaction Enhanced training on effective virtual interactions All materials approved for virtual/F2F interactions Upgraded technology for virtual interactions Leadership team hired/engaged early. Field teams hired/trained/engaged in mid-October, several months prior to launch Territories/targets profiled to understand office protocols/COVID-19 policies/appointments secured 8-week virtual training program: best in class clinical knowledge, virtual selling skills, competitive/ reimbursement landscape understanding Targeting based on office decile vs individual HCP’s Virtual representatives aligned/reporting to regional leaders with aligned goals/incentives Region Sales Leaders empowered to allocate resources to ensure most effective coverage within geographies The pandemic highlighted that traditional representatives were not effective in virtual interactions and resources were not approved for virtual utilization Field teams often brought on too close to launch with very condensed preparation time Traditional call plan approaches and call plan targeting can lead to Inefficient territory design Strategies Key Insights

Strong Sales Team with Deep Experience and Commitment to Success 11 Experience National Sales Leader Regional Leaders Region Virtual Representatives Territory Representatives Pharmaceutical Industry 34 years AVG 16 years AVG 25.3 years AVG 9.5 years Sales Leadership 30 years AVG 17.2 years Women’s Health 18 years AVG 8.2 years AVG 8.1 years AVG 4.8 years Launch >15 launches >60 launches 90% with a minimum of one launch >85% with a minimum of one launch

65 Sales Professionals Aligned to Highest-Volume Geographies and Target Provider Offices 12 In Addition, 8 Virtual Sales Professionals Aligned to Sales Leaders to Drive Region Success Source: Symphony Health Metys Total CHC TRXs MA – 1, CT – 2, RI – 1, NJ – 3, MD – 1, DC - 1 (CHC Market 12 Months Ending December 2019)

Critical Customer Insights: HCP 13 OB/GYNs and NPs/PAs invest significant time into contraceptive counseling to inform patient shared decision-making approach. There is a “method gap” between OCPs and LARCs where Twirla can fit in. The TWIRLA clinical trial design and diverse study population help overcome historic “Patch Baggage” and skepticism, allowing HCPs to provide representative data to more of their patients.

HCP Flexible and Adaptable Launch 14 SALES FORCE DEPLOYMENT/TRAINING IVA WITH REP- TRIGGERED EMAILS TWIRLA PATCH DESIGN VIDEO BANNER ADS HCP WEBSITE LEAVE BEHIND SERIES JOURNAL ADS CVA Clinical Trial Overview SPEAKER DECK AND CONFERENCES

Managed Care Strategy: Minimize Access Barriers 15 PBM National Insurer Regional Insurer Strategy Informed Sales Force Rollout Twirla® Managed Care Strategy Pricing Strategy Affordable Care Act State Mandates Sources 1-Berchick E, Hood E, Barnett J,. Health Insurance Coverage in the United State 2017 Haefner, M. America's largest health insurers in 2018

Minimize Access Barriers for Patients and Providers by Obtaining Rapid Formulary Positions ($0 Co-Pay) 16 Current negotiations underway with all key PBMs/health plans to secure rapid formulary reviews Achieved ~50% formulary access at launch Target Goal: 85% formulary access by end of 2021 Market access support at launch Education and third-party support to assist HCPs with immediate submission of medical need requests for no-cost coverage Co-Pay card reimbursement assistance for limited/no out-of-pocket costs Full-month sample supplies for patient trial

Partnership with Ashfield Market Access to Support Reimbursement Strategies and Execution 17 Contraceptive class behaves differently from most other categories as a result of contraceptive mandates at both the federal and state levels A limited number of PBMs and their associated health plans control the majority of prescriptions for contraception Limited management within the category, however each PBM/plan has its own processes and policies in place related to timing of formulary reviews for new products Approximately 90-180 days from product availability to review

Ten States Require Contraceptive Coverage of All FDA Methods and Prohibit Restrictions and Delays 18 Source: Kaiser Family Foundation State Health Facts

The Affordable Care Act (ACA) Was Designed with Goal of Enabling Women to Access Contraceptives at No Cost 19 Federal Contraceptive Mandate requires coverage of a minimum of one option in each of 18 contraception categories, of which patch is included. If a provider recommends a specific product, plans must cover it without cost-sharing.

20 We Are Providing Tools to Help Patients with Limited Coverage to Twirla

Unbranded Campaign: “I’m So Done” 21 I’m so done with kale I’m so done with worrying so much I’m so done with winter I’m so done with dieting I’m so done with not knowing my options I’m so done wondering if _________ I’m so done following the crowd I’m so done with diaphragm’s whole put-it-in, take-it-out process Images for illustrative purposes only.

Unbranded Campaign Ecosystem 22 Each tactic will have its own user path, but ultimately the goal of the campaign is to educate engagers on their birth control options and enter them into the CRM system. Images for illustrative purposes only Paid Media Influencer Campaign* Owned Social Media Pages Unbranded Website Unbranded CRM Sign-Up

23 Support Resources are Available for All Twirla Patients

Critical Customer Insights: Patient 24 Her life is full by design and she desires a birth control method that enables her to remain active and on-the-go. She has birth control discussions with her trusted friends — a key source for her information about various methods and side effects. She is hindered by the same-time-every-day pill burden and finds invasive methods unsettling.

360○ Consumer Launch 25 PATCH REPLACEMENT Premium box with support brochure MEDIA ECOSYSTEM Brand social media Influencer partnerships Paid and earned media POINT OF CARE TOOLS Digital displays New Patient brochure User brochure Copay cards COPAY SUPPORT Print or digital card ADHERENCE TOOLS Text and email reminders TWIRLA.COM Product information Conversation starters Application video The LOOP: Unique bonus content LEARNING CURVE SUPPORT Application video Nurse educator hotline

AGRX 2020 Financial Snapshot 26 Operating Expenses As of November 6, 2020, the Company narrowed its operating expense guidance for the full year 2020 to be in the range of $52 million to $54 million, with general and administrative expenses accounting for approximately 70% of the spending as we build out our commercial infrastructure. The Company’s operating expense guidance includes $2.7 million to $3 million of non-cash stock compensation expense. 2020 Revenue The Company expects its gross revenue in the fourth quarter of 2020, reflecting expectations of initial stocking of Twirla by wholesalers, to be approximately $1 million. $0 $5,000 $10,000 $15,000 $20,000 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020 3Q2020 Quarterly OpEx (in thousands) Quarterly OpEx (in thousands)

Access to Capital/Cash Guidance 27 Based on the Company’s current business plan and ongoing launch of Twirla, the Company believes its estimated $54.5 million of cash, cash equivalents, and marketable securities as of December 31, 2020 (unaudited) will be sufficient to meet its projected operating requirements through the end of 2021. $35.0 Million debt facility signed February 10, 2020 $20 million disbursed $5 million in proceeds at signing $15 million in proceeds at Twirla® approval Additional $15 million potentially available in 2021 Approximately 87.6 million common shares outstanding as of December 31, 2020 The Company filed a new universal shelf registration statement with the SEC for the issuance of common stock, preferred stock, warrants, rights, and debt securities Perceptive Advisors Debt Facility Shares outstanding

Strategy To Enhance Shareholder Value 28 The Company believes that building a U.S. women’s health franchise on the foundation of Twirla’s commercial success can enhance value for our shareholders. A successful launch of Twirla is our primary focus. Reevaluation and potential development of our internal pipeline candidates will commence in 2021 We are open to potentially acquiring news assets to expand our reach in women’s health We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure: Co-promotion within the U.S. Partnerships outside of the U.S. Any other opportunities that will enhance shareholder value

Continue To Follow Along 29 Agile Therapeutics Website: www.agiletherapeutics.com Twitter: @AgileTher LinkedIn: @Agile Therapeutics Investor Contact Matt Riley Head of Investor Relations & Corporate Communications mriley@agiletherapeutics.com Twirla Website: www.twirla.com Instagram: @twirla_us Facebook: Twirla® (levonorgestrel and ethinyl estradiol) transdermal system I’m So Done Website: www.BirthControlDoneMyWay.com Instagram: @SoDoneClub Facebook: @SoDoneClub